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                                                                    EXHIBIT 10.1

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                                  $400,000,000



                         DIAMOND OFFSHORE DRILLING, INC.





                      1 1/2% CONVERTIBLE SENIOR DEBENTURES
                                    DUE 2031




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                               PURCHASE AGREEMENT





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                               PURCHASE AGREEMENT





                                                                   April 6, 2001


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

Dear Sirs:

      1. Introductory. Diamond Offshore Drilling, Inc., a Delaware corporation (the "COMPANY"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "PURCHASER"), with respect to the issue and sale by the Company and the purchase by the Purchaser of $400,000,000 aggregate principal amount of the Company's 1 1/2% Convertible Senior Debentures due 2031 (the "INITIAL SECURITIES") and the grant by the Company to the Purchaser of the option described in Section 3(b) to purchase all or any part of an additional $60,000,000 aggregate principal amount of the Company's 1 1/2% Convertible Senior Debentures due 2031 to cover over-allotments, if any (the "OPTION SECURITIES"). The Initial Securities, together with the Option Securities, are collectively referred to herein as the "OFFERED SECURITIES". The Offered Securities are to be issued under an Indenture dated as of February 4, 1997, as supplemented by a Third Supplemental Indenture to be dated as of the Closing Date (as defined below) (as so amended and supplemented, the "INDENTURE"), between the Company and The Chase Manhattan Bank, as trustee (the "TRUSTEE"). The Offered Securities will be represented by one or more permanent global Offered Securities in definitive form (the "GLOBAL SECURITIES") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document (as defined below).

      The holders of Offered Securities will be entitled to the benefits of a Registration Rights Agreement, substantially in the form attached hereto as Exhibit A with such changes as shall be agreed to by the parties hereto (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company will file a registration statement with the Securities and Exchange Commission (the "COMMISSION") registering resales of the Offered Securities and the shares of common stock, par value $.01 per share, of the Company (the "COMMON STOCK") issuable upon conversion thereof, as referred to in the Registration Rights Agreement, under the Securities Act of 1933, as amended (the "SECURITIES ACT").

      The Company understands that the Purchaser proposes to make an offering of the Offered Securities on the terms and in the manner set forth herein and agrees that the Purchaser

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may resell, subject to the conditions set forth herein, all or a portion of the
Offered Securities to purchasers ("SUBSEQUENT PURCHASERS") at any time after the date of this Agreement. The Offered Securities are to be offered and sold through the Purchaser without being registered under the Securities Act, in reliance upon exemptions therefrom. Pursuant to the terms of the Offered Securities and the Indenture, investors that acquire Offered Securities may only resell or otherwise transfer such Offered Securities if such Offered Securities are hereafter registered under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemption afforded by Rule 144A ("RULE 144A") of the rules and regulations promulgated under the Securities Act (the "RULE AND REGULATIONS") by the Commission).

      2. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as of the date hereof and as of the Closing Date, and as of the Date of Delivery (if any) referred to in Section 3(b) hereof, and agrees with the Purchaser, as follows:

          (a) The Company has prepared and delivered to the Purchaser copies of a preliminary offering memorandum dated April 5, 2001 (the "PRELIMINARY OFFERING MEMORANDUM"), and has prepared and will deliver to the Purchaser on the date hereof or the next succeeding day copies of a final offering memorandum dated April 6, 2001 (the "FINAL OFFERING MEMORANDUM"), each for use by the Purchaser in connection with the solicitation of purchases of, or offering of, the Offered Securities. "OFFERING DOCUMENT" means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to either such document), including exhibits thereto and any documents incorporated therein by reference, which has been prepared and delivered by the Company to the Purchaser in connection with its solicitation of purchases of, or offering of, the Offered Securities. The Offering Document does not, and on the Closing Date (as defined herein) (and, if any Option Securities are purchased, on the Date of Delivery (as defined herein)) will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by the Purchaser specifically for use in the Offering Document as specified in Section 7(a).

      The Offering Document as delivered from time to time shall incorporate by reference the most recent Annual Report of the Company on Form 10-K filed with the Commission and each subsequent report filed with the Commission since the end of the fiscal year to which such Annual Report relates (collectively, the "EXCHANGE ACT REPORTS"). Except as disclosed in the Offering Document, the Exchange Act Reports, when read together with the other information in the Offering Document, do not, and on the Closing Date (as defined herein) (and, if any Option Securities are purchased, on the Date of Delivery (as defined herein)) will not, include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Exchange Act Reports, when they were or hereafter are filed with the Commission, complied and will at the time of such filing comply in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

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      All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Offering Document (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Offering Document; and all references in this Agreement to amendments or supplements to the Offering Document shall be deemed to mean and include the filing of any document under the Exchange Act which is incorporated or deemed to be incorporated by reference in the Offering Document.

          (b) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document and to enter into and perform its obligations under this Agreement, the Indenture and the Registration Rights Agreement; and the Company is duly qualified to transact business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure of the Company to be so qualified would not have a material adverse effect on the business, results of operations or financial condition of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

          (c) Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each subsidiary of the Company is duly qualified to transact business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure of such subsidiary to be so qualified would not have a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable, except where the failure of such capital stock to have been so authorized and issued would not have a Material Adverse Effect; and, except as disclosed in the Offering Document, all of the capital stock (other than directors' qualifying shares) of each Subsidiary (as defined in Section 6(d)(ii)) is owned by the Company, directly or through subsidiaries, free from liens, encumbrances and defects, except where the failure of the Company to own such capital stock would not have a Material Adverse Effect.

          (d) The Indenture has been duly authorized; the Offered Securities have been duly authorized; and when the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date, the Indenture will have been duly executed and delivered, such Offered Securities will have been duly executed, authenticated, issued and delivered and the Indenture and such Offered Securities will conform to the descriptions thereof contained in the Offering Document and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (e) When the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date, such Offered Securities will be convertible at the rate of



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20.3978 shares (the "UNDERLYING SHARES") of Common Stock per $1,000 principal amount of such Offered Securities in accordance with the terms of the Indenture; the Underlying Shares initially issuable upon conversion of such Offered Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable. The shares of Common Stock issuable at the Company's option upon the purchase of Offered Securities at the option of the holder thereof will have been, prior to the issuance thereof, duly authorized and, if and when issued in accordance with the terms of the Offered Securities and the Indenture, will be validly issued, fully paid and nonassessable.

          (f) The authorized, issued and outstanding capital stock and debt of the Company is as set forth in the Offering Document in the column entitled "Historical" under the caption "Capitalization" (except for subsequent repurchases pursuant to the Company's stock repurchase program or subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements, employee benefit plans referred to in the Offering Document or pursuant to the exercise or redemption of convertible securities or options referred to in the Offering Document); the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Offering Document; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities or the Underlying Shares.

          (g) Except as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Purchaser for a brokerage commission, finder's fee or other like payment.

          (h) Except for the Registration Rights Agreement dated October 16, 1995, between the Company and Loews Corporation ("LOEWS"), as amended (the "LOEWS REGISTRATION RIGHTS AGREEMENT"), the Registration Rights Agreement dated June 6, 2000, between the Company and Credit Suisse First Boston Corporation (the "ZERO DEBENTURES REGISTRATION RIGHTS AGREEMENT") and the Registration Rights Agreement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Shelf Registration Statement (as defined in the Registration Rights Agreement) or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

          (i) The outstanding shares of Common Stock are listed on The New York Stock Exchange (the "STOCK EXCHANGE").

          (j) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the performance by the Company of its obligations hereunder or the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement, except for the filing of the Shelf Registration Statement (as defined in the Registration Rights Agreement) and the order of the Commission declaring the



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Shelf Registration Statement (as defined in the Registration Rights Agreement)
effective and such as may be required under state securities laws.

          (k) The execution, delivery and performance of the Indenture, this Agreement and the Registration Rights Agreement, the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof and the issuance of the Underlying Shares will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (except for such conflicts, breaches, violations or defaults that, individually or in the aggregate, would not have a Material Adverse Effect or impair the Company's ability to perform its obligations hereunder or have any material adverse effect upon the consummation of the transactions contemplated hereby), nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or the property of the Company or any of its subsidiaries.

          (l) This Agreement has been duly authorized, executed and delivered by the Company; the Registration Rights Agreement has been duly authorized and, as of the Closing Date, will have been duly executed and delivered by the Company.

          (m) Except for Permitted Liens, as such term is defined below, the Company and its subsidiaries have good and marketable title to all offshore drilling rigs described as being owned by them in the Offering Document, and good and marketable title to all real property and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof, taken as a whole, or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Offering Document, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions to such validity or enforceability that would materially interfere with the use made or to be made thereof by them. "PERMITTED LIENS" means (i) liens for taxes not yet due or liens for taxes that are being contested in good faith and by appropriate proceedings diligently prosecuted and for which appropriate reserves have been established by the Company as required by generally accepted accounting principles in the United States; (ii) carriers', warehousemen's, mechanics', materialmen's, repairmen's, maritime, statutory or other like liens arising in the ordinary course of business that are not overdue for more than 30 days or that are being contested in good faith and by appropriate proceedings diligently prosecuted; (iii) pledges or deposits in connection with workmen's compensation, unemployment insurance and other social security legislation; and (iv) deposits to secure the performance of bids, contracts in the ordinary course of business (other than for borrowed money), leases, statutory obligations, surety and appeal bonds and performance bonds, and other obligations of a like nature that are incurred in the ordinary course of business.

          (n) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them in all material respects and have not received any notice of proceedings



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relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

          (o) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

          (p) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

          (q) Neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

          (r) There are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties except as disclosed in the Offering Document, or as individually or in the aggregate do not now have and, to the best of the knowledge of the Company, are not reasonably expected in the future to have a Material Adverse Effect or would materially and adversely affect the ability of the Company to perform its obligations under the Indenture, the Offered Securities, this Agreement or the Registration Rights Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are, to the Company's knowledge, threatened or contemplated.

          (s) The financial statements included or incorporated by reference in the Offering Document present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis.

          (t) Except as disclosed in the Offering Document, since the date of the latest audited financial statements included or incorporated by reference in the Offering Document, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of



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operations of the Company and its subsidiaries taken as a whole, and there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (u) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not be (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of in the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT") or
(ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended (the "HOLDING COMPANY ACT").

          (v) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

          (w) Assuming the accuracy of the Purchaser's representations and performance by the Purchaser of its covenants and warranties contained in
Section 4 herein, the offer, sale and delivery of the Offered Securities by the Company to the Purchaser and the resale of the Offered Securities by the Purchaser to each Subsequent Purchaser in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act, and it is not necessary to qualify an indenture in respect of the Offered Securities under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT").

          (x) Neither the Company, nor any of its affiliates (as such term is defined in Rule 501(b) under the Securities Act (each, an "AFFILIATE")), nor any person acting on its or their behalf (i) has solicited any offer to buy, sold or offered to sell, or will solicit any offer to buy, sell or offer to sell, any security which is or would be integrated with the sale of the Offered Securities in a manner that would require the Offered Securities to be registered under the Securities Act or (ii) has offered or will offer or sell the Offered Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

      3. Purchase, Sale and Delivery of Offered Securities. (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, at a purchase price of $977.50 per $1,000 principal amount thereof, $400,000,000 aggregate principal amount of the Initial Securities.

      (b) In addition, on the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Purchaser to purchase any or all of the Option Securities (in multiples of $1,000 principal amount) at the same price per $1,000 principal amount thereof set forth in Section 3(a) for the Initial Securities plus accrued interest, if any, from the Closing Date to the Date of Delivery. The option hereby granted will expire 30 days after the date hereof and may be

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exercised in whole or in part (but only once) only for the purpose of covering over-allotments that may be made in connection with the offering and distribution of the Initial Securities upon notice by the Purchaser to the Company setting forth the principal amount of Option Securities as to which the Purchaser is exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "DATE OF DELIVERY") shall be determined by the Purchaser, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Date.

      (c) Payment of the purchase price for, and delivery of the Global Securities representing, the Initial Securities shall be made at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Purchaser and the Company, at 9:00 A.M. (New York City time) on April 11, 2001, or such other time not later than ten business days after such date as shall be agreed upon by the Purchaser and the Company (such time and date of payment and delivery being herein called the "CLOSING DATE").

      In addition, in the event that any or all of the Option Securities are purchased by the Purchaser, payment of the purchase price for, and delivery of the Global Securities representing, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Purchaser and the Company, on the Date of Delivery as specified in the notice from the Purchaser to the Company.

      Payment of the purchase price for the Initial Securities and, if applicable, the Option Securities shall be made by the Purchaser to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery by the Company to the Purchaser of the Offered Securities to be purchased by it.

      4. Representations by Purchaser; Resale by Purchaser.

          (a) The Purchaser represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

          (b) The Purchaser acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The Purchaser represents and agrees that it has not offered and sold the Offered Securities and will not offer and sell the Offered Securities, except to persons whom the Purchaser reasonably believes to be qualified institutional buyers within the meaning of Rule 144A under the Securities Act.

          (c) The Purchaser agrees that it and each of its Affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except with the prior written consent of the Company.

          (d) The Purchaser agrees that it and each of its Affiliates will not offer or sell the Offered Securities by means of any form of general solicitation or general advertising, within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or



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similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (e) The Purchaser agrees to inform, and cause each of its Affiliates to inform, persons acquiring Offered Securities from the Purchaser or such Affiliate, as the case may be, that the Offered Securities (A) have not been and will not be registered under the Securities Act, (B) are being sold by them without registration under the Securities Act in reliance on Rule 144A or in accordance with another exemption from registration under the Securities Act, as the case may be, and (C) may not be offered, sold or otherwise transferred except (1) to the Company, (2) outside the United States in accordance with Regulation S under the Securities Act or (3) inside the United States (x) in accordance with Rule 144A to a person whom the seller reasonably believes is a qualified institutional buyer that is purchasing for its own account or for the account of a qualified institutional buyer in a transaction meeting the requirements of Rule 144A and to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (y) pursuant to another available exemption from registration under the Securities Act.

          (f) The Purchaser acknowledges and agrees that the transfer restrictions and the other provisions set forth in the Offering Document under the heading "Transfer Restrictions", including the legends required thereby, shall apply to the Offered Securities except as otherwise agreed by the Company and the Purchaser.

      5. Certain Agreements of the Company. The Company agrees with the Purchaser that:

          (a) The Company will advise the Purchaser promptly of any proposal to amend or supplement the Offering Document after the Closing Date and will not effect such amendment or supplementation without the Purchaser's consent, which will not be reasonably withheld. If, at any time prior to the completion of the resale of the Offered Securities by the Purchaser any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any such time to amend or supplement the Offering Document to comply with any applicable law, the Company promptly will notify the Purchaser of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission or effect such compliance. Neither the Purchaser's consent to, nor delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (b) The Company will furnish to the Purchaser copies of the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Purchaser requests. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to the Purchaser and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities



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in reliance upon Rule 144A. The Company will pay the expenses of printing and distributing to the Purchaser all such documents.

          (c) The Company will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such states in the United States as the Purchaser designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchaser; provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state.

          (d) During the period of five years hereafter, the Company will furnish to the Purchaser as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Purchaser as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders. It is understood and agreed that the Company may satisfy its obligations under this Section 5(d) by publishing such reports and proxy statements at the Company's Web site on the World Wide Web or through such other public medium as the Company may use at that time.

          (e) During the period of two years after the Closing Date, the Company will, upon request, furnish to the Purchaser and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

          (f) During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

          (g) The Company will pay all expenses incidental to the performance of its obligations under this Agreement, the Offered Securities and the Indenture, including, but not limited to, (i) any filing fees or other expenses (including fees and disbursements of counsel not to exceed $5,000) in connection with the qualification pursuant to Section 5(c) of the Offered Securities or Underlying Shares for sale and any determination for eligibility for investment under the laws of such jurisdictions as the Purchaser may designate and the printing of memoranda relating thereto, (ii) any fees charged by investment rating agencies for the rating of the Offered Securities, (iii) the fees and expenses of the Trustee and its professional advisers, (iv) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities and, as applicable, the Underlying Shares, the preparation and printing of this Agreement, the Registration Rights Agreement, the Offered Securities, the Indenture, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities and as applicable the Underlying Shares, (v) the cost of qualifying the Offered Securities for trading in The Portal Market ("PORTAL") of The Nasdaq Stock Market, Inc. and any expenses incidental thereto,
(vi) the cost of any advertising approved by the Company in connection with the issue of the Offered Securities, (vii) any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of Offered Securities and for expenses incurred in distributing the Offering Document (including any amendments and supplements thereto). Except as provided in the preceding sentence, the Purchaser will pay the expenses incident to the performance of its obligations under this Agreement and will reimburse the Company (if and to the extent incurred by the Company) for any travel expenses of the Purchaser's representatives and any other expenses of the Purchaser in connection with attending or hosting meetings with prospective purchasers of the Offered Securities.

          (h) The Company agrees that it will not and will cause its Affiliates not to, directly or indirectly, solicit any offer to buy or make any offer or sale of securities of the Company of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Offered Securities by the Company to the Purchaser, (ii) the resale of the Offered Securities by the Purchaser to Subsequent Purchasers or (iii) the resale of the Offered Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A thereunder or otherwise.

          (i) For a period of 90 days after the date hereof, except for the sale of the Offered Securities to the Purchaser, the Company will not offer, sell, pledge, or otherwise dispose of (other than any contract to sell), directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock without the prior written consent of the Purchaser, or publicly disclose the intention to make any such offer, sale, pledge or disposition, except grants of employee or director stock options, stock appreciation rights or restricted stock grants pursuant to the terms of a plan in effect on the date hereof, issuances of Common Stock pursuant to the exercise of such options or the exercise of any other employee stock options currently outstanding or upon the conversion of the Offered Securities or the Company's Zero Coupon Convertible Debentures due 2020.

          (j) The Company will promptly apply for the listing on the Stock Exchange of the Underlying Shares and will use its reasonable best efforts to obtain such listing within 15 days of the Closing Date.

      6. Conditions of the Obligation of the Purchaser. The obligation of the Purchaser to purchase and pay for the Offered Securities will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

          (a) The Purchaser shall have received a letter, dated the date of this Agreement, of Deloitte & Touche LLP confirming that they are independent public accountants within the meaning of the Securities Act and the applicable published Rules and Regulations thereunder and to the effect that:

            (i) In their opinion the financial statements examined by them and included or incorporated by reference in the Offering Document comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations;

            (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included or incorporated by reference in the Offering Document;

            (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                  (A) the unaudited financial statements included or
            incorporated by reference in the Offering Document do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                  (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included or incorporated by reference in the Offering Document; or

                  (C) for the period from the closing date of the latest income statement included in or incorporated by reference in the Offering Document to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, and with the period of corresponding length ended the date of the latest income statement included in or incorporated by references in the Offering Document, in the contract drilling revenue, net operating income or in the total or per share amounts of consolidated income before extraordinary items or net income or in the ratio of earnings to fixed charges;

            except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Offering Document discloses have occurred or may occur or which are described in such letter; and

            (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Offering Document (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

      (b) The Purchaser shall have received from Deloitte & Touche LLP a letter, dated as of the Closing Date, to the effect that the reaffirm the statements made in the letter furnished pursuant to subsection (a) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date.

      (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the judgment of the Purchaser is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange; (iv) or any suspension of trading of any securities of the Company on any exchange in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal or New York authorities; or (vi) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Purchaser, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

      (d) The Purchaser shall have received an opinion, dated the Closing Date, of William C. Long, Esq., the General Counsel of the Company, to the effect that:

            (i) The Company is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the character of its activities requires such qualification, except where the failure of the Company to be so qualified would not have a material adverse effect on the business, results of operations or financial condition of the Company and its subsidiaries taken as a whole.

            (ii) All of the issued and outstanding shares of capital stock or membership interests, as applicable, of (i) each subsidiary of the Company listed on Exhibit A attached hereto (each, a "SUBSIDIARY" and collectively, the "SUBSIDIARIES") and, (ii) to such counsel's knowledge, Diamond Offshore Limited and Diamond Offshore Drilling (UK) Limited, are owned, directly or indirectly, of record and beneficially by the Company, free and clear of all liens, claims, limitations on voting rights, options, security interests and other encumbrances and have been duly authorized and validly issued and are fully paid and nonassessable, except to the extent that any such liens, claims, limitations, options, security interests and other encumbrances, individually or in the aggregate, would not have a material adverse effect on the business, results of operations or financial condition of the Company and its subsidiaries, taken as a whole.

            (iii) Each Subsidiary is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each Subsidiary is duly qualified to transact business and is in good standing as a foreign corporation or limited liability company, as applicable, in the states listed by such Subsidiary's name on the attached Exhibit A (such states being the only states in which each such Subsidiary is required to be qualified, except where the failure to be so qualified would not have a material adverse effect on the business, results of operations or financial condition of the Company and its subsidiaries, taken as a whole).

            (iv) Except as described under the caption "Risk Factors -- The sale of shares available for future sale could hurt our common stock price." and under the caption "Description of the Debentures -- Registration Rights" in the Offering Document and except for the Zero Debentures Registration Rights Agreement, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Shelf Registration Statement (as defined in the Registration Rights Agreement) or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

            (v) The execution, delivery and performance by the Company of the Indenture and the Agreement and the issuance and sale of the Offered Securities to the Purchaser thereunder and the compliance by the Company with all the provisions of the Indenture and this Agreement and the consummation of the transactions contemplated thereby and hereby will not conflict with, constitute a breach of or default under or violate (i) any of the terms, conditions or provisions of the certificate of incorporation or by-laws of any of the Subsidiaries, (ii) any of the terms, conditions or provisions of any document, agreement or other instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the properties of the Company or any of the Subsidiaries is subject, or (iii) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on any of the Subsidiaries, except (other than with respect to clause (i)) any such conflict, breach, default or violation which would not, individually or in the aggregate, have a material adverse effect on the business, results of operations or financial condition of the Company and its subsidiaries, taken as a whole.

            (vi) To such counsel's knowledge, there are no legal or governmental proceedings that are required to be described in the Offering Document that are not described therein.

            (vii) Except as disclosed in the Offering Document, there is no litigation, proceeding or governmental investigation pending or, to such counsel's knowledge, overtly threatened against the Company or any of its subsidiaries or to which any of the property of the Company or any of its subsidiaries is subject which, in such counsel's opinion, if adversely determined would, individually or in the aggregate, have a material adverse effect on the business, assets, results of operations or financial condition of the Company and its subsidiaries, taken as a whole.

            (viii) No consent or approval of any federal governmental agency with respect to any federal maritime law matter is required in connection with performance by the Company of its obligations under this Agreement or the issuance and sale of the Offered Securities or the Underlying Shares. Neither the issuance, offer, sale or delivery by the Company of the Offered Securities pursuant to this Agreement nor the execution, delivery and performance thereof by the Company or consummation of the transactions contemplated thereby, including the issuance and delivery of the Underlying Shares, will violate any existing federal maritime laws, including, without limitation, the Shipping Act, 1916, as amended, and the rules and regulations of the Maritime Administration and the United States Coast Guard.

     The opinions expressed in such opinion may be limited to the laws of the State of Texas, the corporate laws of the State of Delaware and the federal laws of the United States.

          (e) The Purchaser shall have received an opinion, dated the Closing Date, of Weil, Gotshal & Manges LLP, counsel for the Company, to the effect that:

            (i) The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as described in the Offering Document.

            (ii) The Offered Securities are convertible into Common Stock in accordance with the Indenture. The shares of Common Stock issuable upon conversion of the Offered Securities have been duly authorized and reserved for issuance upon such conversion, and such Common Stock, when issued upon such conversion in accordance with the provisions of the Indenture, will be validly issued, fully paid and nonassessable. All of the outstanding shares of the Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, are free of any preemptive rights pursuant to law or the Company's Certificate of Incorporation and conform as to legal matters in all material respects to the description thereof contained in the Offering Document.

            (iii) The Company has the requisite corporate power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement. The Offered Securities to be issued pursuant to this Agreement have been duly authorized. The Offered Securities have been duly executed, authenticated, issued and delivered and conform in all material respects to the description thereof contained in the Offering Document.

            (iv) The Company has all requisite corporate power and authority to execute and deliver the Indenture, the Registration Rights Agreement and this Agreement and to issue, sell and deliver the Offered Securities to the Purchaser pursuant to the Indenture and this Agreement. The execution, delivery and performance of the Indenture and this Agreement and the issuance, sale and delivery of the Offered Securities by the Company to the Purchaser thereunder have been duly authorized by all necessary corporate action on the part of the Company. This Agreement and the Indenture have been duly executed and delivered by the Company. The Indenture (assuming the due authorization, execution and delivery thereof by the Trustee), the Offered Securities and the Registration Rights Agreement (other than
     Section 6 as to which no opinion need be expressed) constitute legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

            (v) The execution and delivery by the Company of the Indenture, this Agreement and the Registration Rights Agreement and the performance by the Company of its obligations thereunder and the issuance and sale of the Offered Securities to the Purchaser pursuant to the Indenture and this Agreement and the compliance by the Company with the provisions of the Indenture, this Agreement and the Registration Rights Agreement and the consummation by the Company of the transactions contemplated thereby will not conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the Certificate of Incorporation or Amended Bylaws, of the Company, (ii) any New York, Texas, Delaware corporate or federal law or regulation (other than federal and state securities or blue sky laws or the Shipping Act, 1916, as amended, as to which no opinion need be expressed), or (iii) any judgment, writ, injunction, decree, order or ruling of any federal or state court or governmental authority binding on the Company or any of its properties of which we are aware, except in each case other than with respect to clause
     (i), any such conflict, default or violation as would not impair the Company's ability to perform its obligations under the Indenture, the Offered Securities, this Agreement or the Registration Rights Agreement or have any material adverse effect upon the consummation of the transactions contemplated by the Indenture, the Offered Securities, this Agreement or the Registration Rights Agreement.

            (vi) No consent, approval, waiver, license, order or authorization or other action by or filing with any New York, Texas, Delaware corporate or federal governmental agency, body or court is required in connection with the execution, delivery or performance by the Company of this Agreement, the Indenture or the Registration Rights Agreement or the consummation by the Company of the transactions contemplated hereby and thereby, except for filings and other actions required pursuant to federal and state securities or blue sky laws or the order of the Commission declaring the Shelf Registration Statement effective, as to which no opinion need be expressed, or the Shipping Act, 1916, as amended, as to which no opinion need be expressed, and those already obtained and made under the Delaware General Corporation Law ("DGCL").

            (vii) The Company is not (A) an "investment company" or an entity "controlled" by an "investment company" under the Investment Company Act or
     (B) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act. In rendering the opinion in this paragraph (vii) Weil, Gotshal & Manges LLP shall have assumed with the Purchaser's permission that Loews
     (x) is not and is not controlled by an "investment company" under the Investment Company Act and (y) is not a "holding company" or a "subsidiary company" or an "affiliate" of a holding company under the Holding Company Act.

            (viii) The statements in the Offering Document under the caption "Description of the Debentures", insofar as they constitute descriptions of the Indenture or the Offered Securities or refer to statements of law or legal conclusions under the DGCL, constitute fair summaries thereof in all material respects. The statements in the Offering Document under the caption "Description of Capital Stock", insofar as they constitute descriptions of the Common Stock or refer to statements of law or legal conclusions under the DGCL, constitute fair summaries thereof in all material respects. The discussion under the caption "Certain United States Federal Income Tax Considerations" in the Offering Document accurately describes in all material respects the U.S. federal income tax aspects of the acquisition, ownership and disposition of the Offered Securities and the Underlying Shares, and provides a fair summary in all material respects of the provisions of the Internal Revenue Code of 1986, as amended, summarized therein. The opinions of such counsel under the caption "Certain United States Federal Income Tax Considerations" in the Offering Document are confirmed.

            (ix) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company;

            (x) It is not necessary in connection with (i) the offer, sale and delivery of the Offered Securities by the Company to the Purchaser pursuant to this Agreement or (ii) the resales of the Offered Securities by the Purchaser to Subsequent Purchasers in the manner contemplated hereby to register the Offered Securities under the Securities Act or to qualify an indenture in respect thereof under the Trust Indenture Act; and

            (xi) Such counsel has participated in conferences with directors, officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Purchaser and representatives of counsel for the Purchaser, at which conferences the contents of the Offering Document and related matters were discussed, and, although such counsel has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Document (except to the extent specified in such counsel's opinion), no facts have come to such counsel's attention which lead such counsel to believe that the Offering Document or any amendment or supplement thereto prior to the Closing Date, at the time the Offering Document was issued, at the time any such amended or supplemented Offering Document was issued or at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to the financial statements and related notes and the other financial, statistical and accounting data included or which should be included in the Offering Document).

     Such opinion may be limited to the laws of the States of New York and Texas, the corporate laws of the State of Delaware and the federal laws of the United States.

            (f) The Purchaser shall have received from Shearman & Sterling, counsel for the Purchaser, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities, the Offering Document, the exemption from registration for the offer and sale of the Offered Securities by the Company to the Purchaser and the resales by the Purchaser as contemplated hereby and other related matters as the Purchaser may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (g) The Purchaser shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, and that, subsequent to the respective date of the most recent financial statements included in the Offering Document, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, except as set forth in or contemplated by the Offering Document or as described in such certificate.

            (h) The Purchaser shall have received from Loews an executed copy of an agreement that Loews, for a period of 90 days after the date hereof, will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for such Common Stock without the prior written consent of the Purchaser, or publicly disclose the intention to make any such offer, sale, pledge or disposition, except for the exchange of shares of Common Stock for any of Loews' outstanding 3 1/8% Exchangeable Subordinated Notes due 2007.

            (i) The Registration Rights Agreement shall have been duly executed and delivered by the Company and (assuming due execution, delivery and performance by the Purchaser) be in full force and effect. The Purchaser shall have received an executed copy of an agreement between Loews and the Company under which Loews waives any provisions in the Loews Registration Rights Agreement that are inconsistent with and would impair the Company's ability to comply with its covenants and agreements in the Registration Rights Agreement.

            (j) In the event that the Purchaser exercises its option provided in
Section 3(b) to purchase all or any portion of the Option Securities, the representations and warranties of the

Company contained herein and the statements of officers of the Company made pursuant to the provisions hereof shall be true and correct as of the Date of Delivery and, at the Date of Delivery, the Purchaser shall have received:

            (i) Letter from Deloitte & Touche LLP dated the Date of Delivery, substantially in the same form and substance as the letter furnished to the Purchaser pursuant to Section 6(b), except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to the Date of Delivery.

            (ii) The opinions of William C. Long, Esq., the General Counsel of the Company, and Weil, Gotshal & Manges LLP, counsel for the Company, each dated the Date of Delivery, relating to the Option Securities to be purchased on the Date of Delivery and otherwise to substantially the same effect as the opinions provided in Sections 6(d) and 6(e).

            (iii) The opinion of Shearman & Sterling, counsel for the Purchaser, dated the Date of Delivery, relating to the Option Securities to be purchased on the Date of Delivery and otherwise to the same effect as the opinion provided in Section 6(f).

            (iv) A certificate, dated the Date of Delivery, of the President or any Vice President and a principal financial or accounting officer of the Company confirming that the certificate delivered at the Closing Date pursuant to Section 6(g) remains true and correct as of the Date of Delivery.

         (k) On the Closing Date and at the Date of Delivery, counsel for the Purchaser shall have been furnished with such documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Offered Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Offered Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Purchaser and counsel for the Purchaser.

     7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

            (i) against any and all loss, liability, claim or damage, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Offering Document, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) against any and all loss, liability, claim or damage, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that any such settlement is effected with the written consent of the Company; and

            (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Purchaser), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission;

provided, however, that the Company shall not be liable in any such case for or in respect of any loss, liability, claim, damage or expense to the extent arising out of or based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use in the Offering Document, it being understood and agreed that the only such information consists of the information described in subsection (b) below.

      (b) The Purchaser agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsections (a)(i), (ii) and (iii) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Document in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use in the Offering Document, it being understood and agreed that the following is the only such information furnished by the Purchaser to the Company for use in the Offering Document: the first, second and third sentences of the first paragraph and the second paragraph under the caption "Plan of Distribution - Debentures Are Not Being Registered," the second sentence of the paragraph under the caption "Plan of Distribution - New Issue of Debentures" and the first and second paragraphs under the caption "Plan of Distribution - Price Stabilization and Short Positions."

      (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified person.

      (d) If the indemnification provided for in Section 7(a) or (b) is for any reason unavailable or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchaser on the other hand from the offering of the Offered Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Purchaser on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchaser on the other hand in connection with the offering of the Offered Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Offered Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total discounts and commissions received by the Purchaser, bear to the aggregate initial offering price of the Offered Securities. The relative fault of the Company on the one hand and the Purchaser on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(d). The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

      Notwithstanding the provisions of this Section 7(d), the Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

      No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      For purposes of this Section 7(d), each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Purchaser, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

      8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Purchaser, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If for any reason the purchase of the Offered Securities by the Purchaser is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Purchaser pursuant to
Section 7 shall remain in effect and if any Offered Securities have been purchased hereunder the representations and warranties in Sections 2 and 4 and all obligations under Section 5 shall remain in effect. If the purchase of the Offered Securities by the Purchaser is not consummated for any reason other than solely because of the occurrence of any event specified in clause (iii), (iv),
(v) or (vi) of Section 6(b), the Company will reimburse the Purchaser for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by it in connection with the offering of the Offered Securities.

      9. Notices. All communications hereunder will be in writing and, if sent to the Purchaser will be mailed, delivered or telegraphed and confirmed to the Purchaser at 4 World Financial Center New York, N.Y 10080, Attention: Raymond Wong, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 15415 Katy Freeway, Houston, Texas 77094, Attention:
Corporate Secretary.

      10. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties hereto.

      11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

      12. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                            [SIGNATURE PAGE FOLLOWS]

      If the foregoing is in accordance with the Purchaser's understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the Purchaser in accordance with its terms.

                                       Very truly yours,

                                       DIAMOND OFFSHORE DRILLING, INC.



                                       By: /s/ William C. Long
                                          --------------------------------------
                                          Name: William C. Long
                                          Title: Vice President, General Counsel
                                                 & Secretary

The foregoing Purchase Agreement is
hereby confirmed and accepted as of the
date first above written.

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED




By: /s/ Joseph C. Gatto, Jr.
   --------------------------------------
           Authorized Signatory